UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of earliest event reported: December 9, 2003

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue Suite 440 Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 417-4800
(Registrant’s telephone number, including area code)

Item 2.                                   Acquisition or Disposition of Assets

On December 9, 2003, Precision Castparts Corp. (“PCC”) completed the acquisition of SPS Technologies, Inc., a supplier of fasteners and other metal products to the aerospace, automotive and general industrial and other markets. Under the terms of the merger agreement signed on August 16, 2003, PCC issued an aggregate of 9,302,283 shares of PCC common stock and paid $294.1 million in cash (excluding cash in lieu of fractional shares of PCC common stock) for all outstanding shares of SPS. PCC also assumed approximately $181.0 million of SPS’s existing indebtedness with a fair value of $206.6 million.

The aggregate purchase consideration for the acquisition was determined based upon several factors, including evaluations of SPS, the market price of SPS shares, and negotiations with management and directors of SPS. The financing for the cash portion of the purchase consideration was funded through borrowings under PCC’s new unsecured, syndicated credit facility with Bank of America, N.A., as agent, borrowings under PCC’s accounts receivable securitization, and proceeds from the issuance of $200.0 million principal amount of PCC’s 5.60% Senior Notes due 2013.

Upon closing of the acquisition, SPS merged with and into PCC’s wholly-owned subsidiary, Star Acquisition LLC. Star survived the merger and was renamed SPS Technologies, LLC. PCC intends that the surviving company will continue to operate the SPS business following the acquisition.

Item 7.                                                           Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

1.                                       SPS Statements of Consolidated Operations - Years Ended December 31, 2002, 2001 and 2000*

2.                                       SPS Consolidated Balance Sheets – December 31, 2002 and 2001*

3.                                       SPS Statements of Consolidated Cash Flows - Years ended December 31, 2002, 2001 and 2000*

4.                                       SPS Statements of Consolidated Shareholders’ Equity - Years ended December 31, 2002, 2001 and 2000*

5.                                       SPS Notes to Consolidated Financial Statements*

6.                                       Report of PricewaterhouseCoopers LLP, Independent Accountants*

7.                                       SPS Statements of Consolidated Operations (unaudited) - Three and Nine Months ended September 30, 2003 and 2002*

8.                                       SPS Consolidated Balance Sheets – September 30, 2003 and December 31, 2002*

9.                                       SPS Condensed Statements of Consolidated Cash Flows (unaudited) – Nine Months Ended September 30, 2003 and 2002*

10.                                 SPS Consolidated Statements of Comprehensive Income – Three and Nine Months Ended September 30, 2003 and 2002*

11.                                 SPS Notes to Condensed Consolidated Financial Statements*

*  Previously filed.

(b)  Pro Forma Financial Information

1.                                       Unaudited Pro Forma Combined Statement of Income for the year ended March 30, 2003 for PCC and the year ended December 31, 2002 for SPS

2.                                       Unaudited Pro Forma Combined Statement of Income for the six months ended September 28, 2003 for PCC and the six months ended September 30, 2003 for SPS

3.                                       Notes to Unaudited Pro Forma Combined Statements of Income

4.                                       Unaudited Pro Forma Combined Balance Sheet at September 28, 2003 for PCC and at September 30, 2003 for SPS

5.                                       Notes to Unaudited Pro Forma Combined Balance Sheet

Precision Castparts Corp.

Pro Forma Combined Statements of Income and Balance Sheet

The following unaudited pro forma condensed combined financial statements and explanatory notes give effect to the merger with SPS and the completion of PCC’s financing transactions related to the merger.  PCC acquired all of SPS’s common stock in the merger and accounted for the transaction as a purchase business combination.

In accordance with Article 11 of Regulation S-X under the Securities Act of 1933, the unaudited pro forma condensed combined statements of income for the year ended March 30, 2003 and the six months ended September 28, 2003 and an unaudited pro forma condensed combined balance sheet as of September 28, 2003 give effect to the merger (treated as an acquisition of SPS) and the completion of PCC’s financing transactions related to the merger.  The following unaudited pro forma condensed combined financial statements were prepared based upon historical financial statements of PCC and SPS.  Additionally, the unaudited pro forma condensed combined financial statements reflect certain statement of income and balance sheet reclassifications made to conform SPS’s presentations to those of PCC.  The unaudited pro forma condensed combined financial statements should be read in conjunction with:

•                  PCC’s reissued historical audited consolidated financial statements for the year ended March 30, 2003 included in PCC’s current report on Form 8-K filed on December 2, 2003, PCC’s Annual Report on Form 10-K, as amended, for the fiscal year ended March 30, 2003 and PCC’s unaudited condensed consolidated financial statements as of September 28, 2003 and for the six months ended September 28, 2003 included in PCC’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2003, as amended; and

•                  SPS’s historical audited consolidated financial statements for the year ended December 31, 2002 included in its most recent Annual Report on Form 10-K, its unaudited condensed consolidated financial statements as of and for the three months ended June 30, 2003 included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, and its unaudited condensed consolidated financial statements as of September 30, 2003 and for the three months ended September 30, 2003 included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

We prepared the unaudited pro forma condensed combined statements of income using the historical consolidated statements of income for both PCC and SPS assuming the merger and related transactions had each occurred on April 1, 2002.  We prepared the unaudited pro forma condensed combined statement of income for the year ended March 30, 2003 by combining the historical audited consolidated statement of income of PCC for the year ended March 30, 2003 and the historical audited statement of consolidated operations of SPS for the year ended December 30, 2002.  We prepared the unaudited pro forma condensed combined statement of income for the six months ended September 28, 2003 by combining the historical unaudited consolidated statement of income of PCC for the six-month period ended September 28, 2003, the historical unaudited statement of consolidated operations of SPS for the three-month period ended June 30, 2003 and the historical unaudited statement of consolidated operations of SPS for the three-month period ended September 30, 2003.  The unaudited pro forma condensed combined statements of income do not include the historical unaudited statement of consolidated operations of SPS for the three-month period ended March 31, 2003, which reflects net sales of $181.5 million and net income from continuing operations of $4.9 million.  Additionally, the unaudited pro forma condensed combined statements of income have been adjusted to remove from continuing operations the operating results of certain of SPS’s former operations that were classified as held for sale upon completion of the merger.  The unaudited pro forma condensed combined statements of income give effect to the costs associated with financing the proposed merger, including interest expense and amortization of deferred financing costs associated with PCC’s financing transactions related to the proposed merger, and the impact of other purchase accounting adjustments.

We prepared the unaudited pro forma condensed combined balance sheet by combining PCC’s historical unaudited consolidated balance sheet as of September 28, 2003 and SPS’s historical unaudited consolidated balance sheet as of September 30, 2003, adjusted to reflect the merger and the completion of PCC’s financing transactions related to the merger, as if each had occurred at September 28, 2003.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. These financial statements are not necessarily indicative of the operating results or financial position that would have occurred if the merger had been completed at the beginning of the periods or the dates indicated, nor are they necessarily indicative of any future operating results or financial position.  The unaudited pro forma condensed combined financial statements do not include any adjustments related to profit improvements, potential cost savings or one-time charges which may result from the merger.

Unaudited Pro Forma Combined Statements of Income

Twelve Months Ended March 30, 2003

(in millions)

	Historical		Pro-Forma
	PCC	SPS (Twelve Months Ended Dec. 31, 2002)	Pro-Forma Adjustments	Notes	Combined

Net sales	$2,076.6	$830.3	$(135.7)	(1), (2)	$2,771.2
Cost of goods sold	1,586.7	688.1	(117.9)	(1), (2)	2,156.9
Selling and administrative expenses	180.1	99.2	(17.3)	(1), (3)	262.0
Provision for restructuring	21.6	14.5	(2.1)	(1)	34.0
Other (income) expense	(14.5)	1.8	(1.8)	(4)	(14.5)
Interest expense, net	56.4	17.3	(3.3)	(1), (4), (5)	70.4

Income before income tax and minority interest	246.3	9.4	6.7		262.4
Income tax expense	84.4	3.3	1.5	(1), (4), (6)	89.2
Minority interest	0.8	—	0.5	(4)	1.3

Net income from continuing operations	$161.1	$6.1	$4.7		$171.9

Net income per share from continuing operations - basic	$3.07				$2.79

Net income per share from continuing operations - diluted	$3.04				$2.76

Weighted average shares outstanding – basic	52.4		9.3	(7)	61.7

Weighted average shares outstanding – diluted	53.0		9.3	(7)	62.3

Unaudited Pro Forma Combined Statements of Income

Six Months Ended September 28, 2003

(in millions)

	Historical		Pro-Forma
	PCC	SPS (Six Months Ended Sep. 30, 2003)	Pro-Forma Adjustments	Notes	Combined

Net sales	$952.0	$418.1	$(59.3)	(1), (2)	$1,310.8
Cost of goods sold	730.8	341.8	(51.2)	(1), (2)	1,021.4
Selling and administrative expenses	84.1	52.7	(7.6)	(1), (3)	129.2
Provision for restructuring	8.5	—	—		8.5
Other expense	—	0.2	(0.2)	(4)	—
Interest expense, net	25.5	7.8	(2.0)	(1), (4), (5)	31.3

Income before income tax and minority interest	103.1	15.6	1.7		120.4
Income tax expense	38.5	4.9	(0.2)	(1), (4), (6)	43.2
Minority interest	0.2	—	0.1	(4)	0.3

Net income from continuing operations	$64.4	$10.7	$1.8		$76.9

Net income per share from continuing operations - basic	$1.22				$1.24

Net income per share from continuing operations - diluted	$1.20				$1.22

Weighted average shares outstanding – basic	52.9		9.3	(7)	62.2

Weighted average shares outstanding – diluted	53.8		9.3	(7)	63.1

Precision Castparts Corp.

Notes to Unaudited Pro Forma Combined Statements of Income

(1)          Adjustments to reflect only the ongoing operating results of SPS:

	Year Ended Dec. 31, 2002	Six Months Ended Sept. 30, 2003

Net sales	$(126.8)	$(56.0)
Cost of goods sold	(109.0)	(47.9)
Selling and administrative expenses	(17.4)	(7.7)
Provision for restructuring	(2.1)	—
Interest expense (income), net (see Note 5)	(0.1)	(0.1)
Income tax (benefit) expense	(0.2)	(0.8)

(2)          Adjustments to eliminate SPS sales to PCC:

	Year Ended Dec. 31, 2002	Six Months Ended Sept. 30, 2003

Net sales	$(8.9)	$(3.3)
Cost of goods sold	(8.9)	(3.3)

(3)          Adjustments to record amortization expense on acquired intangible assets and revise depreciation expense based on the fair market value of acquired fixed assets:

	Year Ended Dec. 31, 2002	Six Months Ended Sept. 30, 2003

Amortization expense	$1.1	$0.6
Depreciation expense	(1.0)	(0.5)

Adjustment to selling, general and administrative expenses	$0.1	$0.1

(4)          Reclassification to SPS’s historical financial statements to conform to PCC’s presentation:

	Year Ended Dec. 31, 2002	Six Months Ended Sept. 30, 2003

Other (income) expense, net	(1.8)	(0.2)
Interest expense, net (see Note 5)	1.0	—
Income tax expense	0.3	0.1
Minority interest	0.5	0.1

(5)          Interest expense was adjusted to reflect the following:

	Year Ended Dec. 31, 2002	Six Months Ended Sept. 30, 2003

Interest expense on new debt	$26.2	$13.3
Amortization of financing costs	2.0	1.0
Elimination of interest expense on old PCC debt	(13.8)	(6.9)
Elimination of SPS interest expense	(16.9)	(8.4)
Elimination of amortization of SPS financing fees	(0.1)	(0.1)
Elimination of amortization of financing fees on old PCC debt	(1.6)	(0.8)
Reclassification of SPS discontinued operations (see Note 1)	(0.1)	(0.1)
Reclassification to conform to PCC presentation (see Note 4)	1.0	—

Total	$(3.3)	$(2.0)

Interest expense on new debt as follows:

Debt Instrument	Average Principal	Average Rate	Year Ended Mar. 30, 2003	Six Months Ended Sept. 28, 2003

New senior bank credit facilities	$300.0	2.44%	$7.3	$3.7
New senior notes	200.0	5.60%	11.2	5.7
Private notes	189.6	4.04%	7.7	3.9
Receivables securitization	3.6	1.50%	—	—

Total			$26.2	$13.3

The average interest rate on the senior bank credit facilities was computed using LIBOR of 1.19% plus a spread of 125 basis points.  The average interest rate on the new senior notes was computed using the coupon rate of 5.60%.  The average interest rate on the private notes represents fair market value at the date of the transaction.  The average interest rate on the receivables securitization was computed using LIBOR of 1.19% plus a spread of 31 basis points.  An increase in interest rates of 12.5 basis points with respect to the new debt would decrease pro forma net income by approximately $0.5 million for the fiscal year ended March 30, 2003.

(6)          The provision for income taxes was adjusted to reflect the income tax expense (benefit) associated with the pro forma adjustments to interest expense by applying a 35.0% rate to the SPS interest expense eliminations and a 35.0% rate to the interest and fees associated with the new debt issuance.

(7)          The purchase price adjustments reflect the issuance of 9,302,283 shares of PCC common stock to SPS shareholders on December 9, 2003.

Unaudited Pro Forma Combined Balance Sheet

September 28, 2003

(in millions)

	Historical		Pro-Forma
	PCC	SPS (Sep. 30, 2003)	Pro-Forma Adjustments	Notes	Combined

Assets
Current assets:
Cash and cash equivalents	$30.6	$74.8	$(81.6)	(2), (7)	$23.8
Receivables	320.5	140.9	(1.6)	(1)	459.8
Inventories	360.7	159.9	4.6	(1)	525.2
Prepaid expenses	17.3	6.7	(0.2)	(3)	23.8
Deferred income taxes	40.1	21.0	14.0	(4)	75.1

Total current assets	769.2	403.3	(64.8)		1,107.7

Property, plant and equipment, net	587.5	213.8	8.3	(1)	809.6
Goodwill	992.5	212.8	430.5	(5)	1,635.8
Acquired intangible assets	8.0	—	7.9	(6)	15.9
Deferred income taxes	25.0	—	9.9	(4)	34.9
Other assets	68.4	32.2	(15.4)	(1), (7)	85.2

	$2,450.6	$862.1	$376.4		$3,689.1

Liabilities and Shareholders Investment
Current liabilities:
Short-term borrowings	$58.1	$0.6	$3.6	(8)	$62.3
Long-term debt currently due	100.1	14.7	(86.8)	(1), (10)	28.0
Accounts payable	200.6	70.9	—		271.5
Accrued liabilities	218.4	66.4	26.4	(1), (9)	311.2
Income taxes payable	20.2	1.8	(2.0)	(4)	20.0

Total current liabilities	597.4	154.4	(58.8)		693.0

Long-term debt	480.5	209.1	382.8	(1), (10)	1,072.4
Pension and other postretirement benefit obligations	194.5	84.3	3.9	(1)	282.7
Deferred tax liability	—	22.3	(5.4)	(4)	16.9
Other long-term liabilities	40.2	15.3	7.3		62.8

Shareholders’ investment:
Common stock	53.0	7.4	1.9	(11)	62.3
Paid-in capital	234.8	135.6	280.2	(11)	650.6
Common stock in treasury	—	(34.1)	34.1	(11)	—
Retained earnings	895.4	316.9	(318.7)	(11)	893.6
Accumulated other comprehensive loss	(45.2)	(49.1)	49.1	(11)	(45.2)

Total shareholders’ investment	1,138.0	376.7	46.6		1,561.3

	$2,450.6	$862.1	$376.4		$3,689.1

Precision Castparts Corp.

Notes to Unaudited Pro Forma Combined Balance Sheet

(1)          Adjustment to restate reported assets acquired and liabilities assumed at estimated fair market value.

(2)          Cash was adjusted to reflect the following:

Payment to SPS shareholders	$(294.1)
Old PCC term loan	(200.0)
New PCC term loan	300.0
Issue PCC Notes	200.0
Payment of SPS revolver	(30.0)
Accounts receivable securitization	3.6
Transaction and financing fees	(31.3)
Change of control, insurance and other	(27.1)
Fee to terminate SPS swaps	(2.7)

$(81.6)

(3)          The adjustment reflects the write-off of certain prepaid insurance amounts recorded on SPS’s books.

(4)          Adjustments to income tax accounts were made at applicable rates based on the pro forma adjustments.

(5)          Goodwill was adjusted to eliminate $212.8 million of existing SPS goodwill and to record the excess of purchase cost over the estimated fair value of the SPS net assets acquired and liabilities assumed.

(6)          Acquired intangible assets were adjusted to include allocation of $7.9 million of purchase price to identified intangible assets, as follows:

	Amount	Weighted- Average Useful Life

Patents	$4.6	8.2 years
Proprietary Technology	2.3	15.0 years
Tradenames	0.8	15.0 years
Long-term customer agreements	0.2	1.8 years

	$7.9

(7)          Adjustments to other assets include the capitalization of $11.2 million of financing costs and the write-off of $3.1 million of financing fees related to debt that was paid off.

(8)          Short-term borrowings were adjusted to refect $3.6 million of proceeds from PCC’s receivables securitization.

(9)          Adjustments to reflect the following:

Restructuring	$9.5
Severance	8.5
Accrual to cash out SPS options	1.5
Office closure and other	0.8

Total adjustment to accrued liabilities excluding adjustment (1)	$20.3

(10)    Long-term debt was adjusted to reflect the following:

Sept. 28, 2003

New senior bank credit facilities	$300.0
New senior notes	200.0
Payment of old senior notes	(200.0)
Payment of SPS bank credit agreement	(30.0)
270.0
Portion of old senior notes classified as current	90.0

Total adjustment to long-term debt excluding adjustment (1)	$360.0

(11)    The adjustment reflects the elimination of the former shareholders’ investment in SPS and the issuance of 9.3 million shares of PCC common stock at a fair market value of $425.1 million.

(c) Exhibits

Exhibit 2.1

Agreement and Plan of Merger, dated as of August 16, 2003, by and among Precision Castparts Corp., an Oregon corporation ("PCC"), Star Acquisition, LLC, a Pennsylvania limited liability company, and SPS Technologies, Inc., a Pennsylvania corporation ("SPS") Incorporated herein by reference to Exhibit 2 to PCC's Current Report on Form 8-K filed August 18, 2003) (File number 1-10348).

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.*

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRECISION CASTPARTS CORP.
Registrant

DATE: February 23, 2004	/s/ W.D. Larsson
W.D. Larsson
Senior Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)